Exhibit 10.52

EXECUTION COPY

[ARCH COAL]

SEVENTH AMENDMENT TO AMENDED AND

RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 10, 2013, is entered into among ARCH RECEIVABLE COMPANY, LLC (the “Seller”), ARCH COAL SALES COMPANY, INC. (the “Servicer”), the various financial institutions party to the Agreement (as defined below) as Conduit Purchasers (the “Conduit Purchasers”), as Related Committed Purchasers (the “Related Committed Purchasers”), as LC Participants (the “LC Participants”), and as Purchaser Agents (the “Purchaser Agents”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”; together with the Conduit Purchasers, the Related Committed Purchasers and the LC Participants, the “Purchasers”).

RECITALS

1.                                      The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of February 24, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.                                      Concurrently herewith, the Seller, the Servicer, ACI, the Administrator and PNC are entering into that certain Sixth Amended and Restated Purchaser Group Fee Letter (the “PNC Fee Letter”), dated as of the date hereof.

3.                                      Concurrently herewith, the Seller, the Servicer, ACI, Atlantic and Credit Agricole are entering into that certain Fourth Amended and Restated Purchaser Group Fee Letter (the “Atlantic Fee Letter”; together with the PNC Fee Letter, collectively, the “Fee Letters”), dated as of the date hereof.

4.                                      The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.                            Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.                            Amendments to the Agreement.  The Agreement is hereby amended as follows:

(a)                                 Section 1.2(b) of the Agreement is hereby replaced in its entirety with the following:

(b)                                 Subject to the following paragraphs of this Section 1.2(b), on the date of each Funded Purchase (but not reinvestment, issuance of a

Letter of Credit or a Funded Purchase pursuant to Section 1.2(e)) of undivided percentage ownership interests with regard to the Purchased Interest hereunder, each applicable Conduit Purchaser or Related Committed Purchaser, as the case may be, shall, upon satisfaction of the applicable conditions set forth in Exhibit II, make available to the Seller in same day funds, at PNC, account number 1019291244, ABA No. 043-000-096 (or such other account as may be designated in writing by the Seller to the Administrator and each Purchaser Agent), an amount equal to the portion of Capital relating to the undivided percentage ownership interest then being purchased by such Purchaser.

Notwithstanding the foregoing paragraph, any Related Committed Purchaser may, in its sole discretion by written notice (a “Deferred Funding Notice”) delivered to the Seller and the Administrator not later than one (1) Business Day prior to the Purchase Date requested by the Seller in its related Purchase Notice, elect to fund its portion of the Capital of any Funded Purchase requested by the Seller pursuant to Section 1.2(a) above (other than any Funded Purchase pursuant to Section 1.2(e)) on or before the 35th day (or, if such day is not a Business Day, the next succeeding Business Day) following the Seller’s delivery of the related Purchase Notice (such day, the “Deferred Funding Date”), rather than on the Purchase Date requested by the Seller in such Purchase Notice (any Related Committed Purchaser making such an election, a “Deferring Purchaser”).  For the avoidance of doubt, in the event of any drawing under a Letter of Credit for which the Seller fails to promptly reimburse the LC Bank in accordance with Section 1.14 and for which the Seller is deemed under such section to request a Funded Purchase be made by the Purchasers, each LC Participant shall make funds available to the LC Bank in accordance with Section 1.14 and no Purchaser shall be permitted to deliver a Deferred Funding Notice or be a Deferred Purchaser in connection therewith.

No Deferring Purchaser (or, for the avoidance of doubt, its related Conduit Purchaser, if any) shall be obligated to fund its portion of the Capital of any such Funded Purchase until the applicable Deferred Funding Date.  A Deferring Purchaser shall (or its related Conduit Purchaser, if any, may, in its sole discretion) fund its portion of the Capital of each such Funded Purchase on the applicable Deferred Funding Date so long as all conditions precedent to such Funded Purchase set forth herein (including, without limitation, those set forth in Exhibit II) are satisfied on such Deferred Funding Date; provided, however, that a Deferring Purchaser may (or its related Conduit Purchaser, if any, may), in its sole discretion, fund its portion of such Capital on any Business Day prior to such Deferred Funding Date.  The Seller shall be obligated to accept the proceeds of any Capital on the date when funded by a Deferring Purchaser in accordance with this paragraph.

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Notwithstanding the forgoing, no Related Committed Purchaser may deliver a Deferred Funding Notice under this Agreement unless prior thereto (or concurrently therewith) it has delivered to the Seller and the Administrator a certificate signed by an authorized officer of such Related Committed Purchaser (or its Purchaser Agent on its behalf) certifying that it is seeking, intends to seek or has obtained deferred funding in one or more revolving securitization transactions in the United States.

(b)                                 The following new defined terms and definitions thereof are hereby added to Exhibit I to the Agreement in appropriate alphabetical order:

“Deferred Funding Date” has the meaning set forth in Section 1.2(b) of this Agreement.

“Deferred Funding Notice” has the meaning set forth in Section 1.2(b) of this Agreement.

“Deferring Purchaser” has the meaning set forth in Section 1.2(b) of this Agreement.

(c)                                  The definition of “Scheduled Commitment Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the date “December 10, 2013” where it appears therein with the date “December 9, 2014”.

(d)                                 The defined term “Excluded Subsidiary” and the definition thereof set forth in Exhibit I to the Agreement are hereby deleted in their entirety.

(e)                                  Section 2 of Exhibit II to the Agreement is hereby amended by adding the following paragraph (c) immediately following paragraph (b)(iv) thereof:

(c)                                  in the case of each Funded Purchase, on the date of such Funded Purchase, no amounts are then on deposit in the LC Collateral Account.

(f)                                   Paragraph 1(a)(ii) of Exhibit IV to the Agreement is hereby amended by replacing the amount “$450,000,000” where it appears therein with the amount “$550,000,000”.

(g)                                  Paragraph 2(a)(ii) of Exhibit IV to the Agreement is hereby amended by replacing the amount “$450,000,000” where it appears therein with the amount “$550,000,000”.

(h)                                 Paragraph (j) of Exhibit V to the Agreement is hereby amended by deleting the phrase “(other than any Excluded Subsidiary)” where it appears therein.

SECTION 3.                            Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

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(a)                                 Representations and Warranties.  The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)                                 Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.

(c)                                  No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4.                            Effect of Amendment; Ratification.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as specifically set forth herein.  The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 5.                            Effectiveness.  This Amendment shall become effective as of the date hereof, upon (I) receipt by the Administrator of duly executed counterparts of each of (a) this Amendment, (b) the PNC Fee Letter and (c) the Atlantic Fee Letter and (II) payment by Seller of all fees payable on the date hereof under (and in accordance with) each of the Fee Letters.

SECTION 6.                            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.                            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

SECTION 8.                            Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 9.                            Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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SECTION 10.                     Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC,
as Seller

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President and Treasurer

ARCH COAL SALES COMPANY, INC.,
as Servicer

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President and Treasurer

Seventh Amendment to A&R RPA (Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

Seventh Amendment to A&R RPA (Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

Seventh Amendment to A&R RPA (Arch Coal)

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

Seventh Amendment to A&R RPA (Arch Coal)

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Richard McBride
Name:	Richard McBride
Title:	Director

Seventh Amendment to A&R RPA (Arch Coal)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Related Committed Purchaser
and as a Purchaser Agent

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Richard McBride
Name:	Richard McBride
Title:	Director

Seventh Amendment to A&R RPA (Arch Coal)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as an LC Participant

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Richard McBride
Name:	Richard McBride
Title:	Director

Seventh Amendment to A&R RPA (Arch Coal)

ACKNOWLEDGED AND AGREED:

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Treasurer

Seventh Amendment to A&R RPA (Arch Coal)